JOINDER AGREEMENT

THIS JOINDER AGREEMENT, executed as of this 25th day of October, 2012, is made and entered into by the undersigned with reference to the following facts:

Reference is made to the Registration Rights Agreement, dated as of December 5, 2011, as amended by the First Amendment to the Registration Rights Agreement, dated as of August 6, 2012 (the “Registration Rights Agreement”), by and between Synthetic Biologics, Inc., a Nevada corporation (the “Company”), and Intrexon Corporation, a Virginia corporation, and any other parties identified on the signature pages of any joinder agreements substantially similar to this Joinder Agreement. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby acknowledges that matters pertaining to the registration of the Registrable Securities is governed by the Registration Rights Agreement, and the undersigned hereby (1) acknowledges receipt of a copy of the Registration Rights Agreement, and (2) agrees to be bound as a Holder by the terms of the Registration Rights Agreement, as the same has been or may be amended from time to time.

This Joinder Agreement shall bind, and inure to the benefit of, the parties hereto and their respective devisees, heirs, personal and legal representatives, executors, administrators, successors and assigns. This Joinder Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard or giving effect to its principles of conflicts of law.

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IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first set forth above.

NRM VII HOLDINGS I, LLC

By:	/s/ Randal J. Kirk
Name: Randal J. Kirk
Title: Manager, Third Security, LLC, which is the Manager of Third Security Staff 2001 LLC, which is the Manager of NRM VII Holdings I, LLC

Acknowledged and Agreed by:

SYNTHETIC BIOLOGICS, INC.

By:	/s/ C. Evan Ballantyne
Name: C. Evan Ballantyne
Title: Chief Financial Officer

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Name: Donald P. Lehr
Title: Chief Legal Officer